UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024
Arbutus Biopharma Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

On August 5, 2024, Arbutus Biopharma Corporation (the “Company”) and its licensee, Genevant Sciences GmbH (“Genevant”), along with Moderna, Inc. (“Moderna”) and a Moderna affiliate filed a Stipulation to Extend Time (the “Stipulation”) with the U.S. District Court for the District of Delaware in the lawsuit brought by the Company and Genevant against Moderna and a Moderna affiliate seeking damages for patent infringement in the manufacture and sale of MRNA-1273, Moderna’s vaccine for COVID-19. The parties are requesting an amended case schedule to accommodate certain outstanding discovery from Moderna and third parties, as specified in the Stipulation, which would move the start of the trial to September 24, 2025 (subject to the Court’s availability) if the Stipulation is granted. The Stipulation, and the new deadlines set forth therein, are subject to the approval of the Court.

Forward-Looking Statements and Information

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward-looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this Current Report on Form 8-K include statements about the Company’s lawsuit against Moderna and a Moderna affiliate. With respect to the forward-looking statements contained in this Current Report on Form 8-K, the Company has made numerous assumptions regarding the timing of the lawsuit and related discovery, pre-trial and trial matters. While the Company considers these assumptions to be reasonable, these assumptions are inherently subject to significant uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: uncertainties associated with litigation generally and patent litigation specifically. A more complete discussion of the risks and uncertainties facing the Company appears in The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and continuous and periodic disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and the Company disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2024

ARBUTUS BIOPHARMA CORPORATION

By:	/s/ David C. Hastings
Name:	David C. Hastings
Title:	Chief Financial Officer